UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20F, Tower E1, The Towers, Oriental Plaza
No. 1 East Chang An Avenue
Dong Cheng District
Beijing, P.R. China

Post code: 100738

 (Address of principal executive offices)  (Zip code)

+86 (10) 8520-5588

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On October 1, 2010, UTStarcom, Inc. issued a press release announcing that it currently plans to hold its 2010 Annual Meeting of Stockholders at 1:00 p.m., local time, on Monday, December 13, 2010, at the Company’s offices located at 20F, Tower E1, The Towers, Oriental Plaza, No. 1 East Chang An Ave., Dong Cheng District, Beijing, China.  Stockholders of record as of the close of business on October 19, 2010 are entitled to notice of and vote at the 2010 Annual Meeting.

Rule 14a-8 Stockholder Proposal Deadline

The 2010 Annual Meeting date represents a change of more than 30 days from the anniversary of UTStarcom’s 2009 Annual Meeting of Stockholders. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, UTStarcom has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in UTStarcom’s proxy materials for the 2010 Annual Meeting. The new deadline for delivering stockholder proposals to UTStarcom is the close of business on October 11, 2010. Such proposals should be delivered to: UTStarcom, Inc., P.O. Box 14838, Oakland, CA 94614, Attention: Corporate Secretary; Assistant General Counsel. UTStarcom recommends that such proposals be sent by certified mail, return receipt requested. Such proposals also will need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in UTStarcom’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Bylaws Advance Notice Deadline

In accordance with the requirements for advance notice set forth in UTStarcom’s bylaws, in order for a stockholder proposal to be submitted outside of Rule 14a-8 or a director nomination to be considered timely, such proposal or nomination must be received by the Corporate Secretary by close of business on October 11, 2010 at the address noted above. Such proposals must comply with Article II, Section 2.5 of UTStarcom’s bylaws.

This press release constitutes a public announcement of the date of the 2010 Annual Meeting for purposes of Section 2.5 of UTStarcom’s bylaws.

The text of the press release is being filed hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

Item 9.01               Financial Statements and Exhibits.

(d)               Exhibits

Exhibit Number	Description
99.1	Press Release dated October 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: October 1, 2010	By:	/s/ Edmond Cheng
	Name:	Edmond Cheng
	Title:	Chief Financial Officer

Exhibit Number	Description
99.1	Press Release dated October 1, 2010